UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 28, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 During The Meeting - Go to www.virtualshareholdermeeting.com/GWW2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 28, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D04140-Z76776 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. W.W. GRAINGER, INC. For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) 02) 03) 04) 05) 06) Rodney C. Adkins Brian P. Anderson V. Ann Hailey Stuart L. Levenick D.G. Macpherson Neil S. Novich 07) 08) 09) 10) 11) Beatriz R. Perez Michael J. Roberts E. Scott Santi Susan Slavik Williams Lucas E. Watson The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2020. 3. Say on Pay: To approve on a non-binding advisory basis the compensation of the Company's Named Executive Officers. NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D04141-Z76776 W.W. GRAINGER, INC. Annual Meeting of Shareholders April 29, 2020 10:00 AM CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson, Thomas B. Okray, and John L. Howard, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 29, 2020 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. Continued and to be voted, signed and dated on reverse side